                                                                     Exhibit 4.1


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH


                        CAPITALIZATION 50,000,000 SHARES   CUSIP NO. 74727M 10 8
                                  COMMON STOCK
                                PAR VALUE $.001
          NUMBER                                               SHARES

                                     [Q COMM
                               INTERNATIONAL, INC.
                                     LOGO]

THIS CERTIFIES THAT

                                                    RESTRICTED STOCK
                                                    SEE REVERSE SIDE
                                                       FOR LEGEND

IS THE RECORD HOLDER OF

               Shares of Q COMM INTERNATIONAL, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
      -------------------

                           Q COMM INTERNATIONAL, INC.
-------------------------        CORPORATE SEAL        -------------------------
                SECRETARY             UTAH                            PRESIDENT
                                     *****

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM -- as tenants in common                   UNIF GIFT MIN ACT --.............Custodian.............
         TEN ENT -- as tenants by the entities                                    (Cust)                (Minor)
         JT TEN  -- as joint tenants with right of                                under uniform Gifts to Minors
                    survivorship and not as tenants                               Act..........................
                    in common                                                                 (State)

                        Additional abbreviations may also be used though not in the above list.

         For Value Received, __________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------


----------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OR ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------------


                                           X
                                            ------------------------------------


------------------------------------        ------------------------------------
        SIGNATURE GUARANTEE                 NOTICE: THE SIGNATURE TO THIS
(BY BANK, BROKER, CORPORATE OFFICER)        AGREEMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE, IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.